UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2024

BENTLEY SYSTEMS, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-39548	95-3936623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

685 Stockton Drive
Exton, Pennsylvania		19341
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 458-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.01 per share	BSY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Transition

On March 15, 2024, Gregory S. Bentley informed the Board of Directors (the “Board”) of Bentley Systems, Incorporated (the “Company”, “we”, “us” and words of similar import) that, effective July 1, 2024, he will transition from the Company’s Chief Executive Officer to become Executive Chair of the Board.

Upon the effectiveness of Mr. Bentley’s transition, the Board will appoint Nicholas H. Cumins, the Company’s Chief Operating Officer, as Chief Executive Officer. Additionally, at such time, it is expected that Mr. Cumins will be proposed to become a member of the Board.

Mr. Cumins, age 47, has served as the Company’s Chief Operating Officer since January 2022 and is currently responsible for business operations globally. He joined the Company as Chief Product Officer in September 2020 prior to the Company’s initial public offering. Previously, he was General Manager of SAP Marketing Cloud, a comprehensive marketing automation platform, from 2018 to 2020 and served as Chief Product Officer of Scytl, a platform for online voting, from 2016 to 2018, and as Senior Vice President of Product with OpenX, a pioneer in programmatic advertising, from 2013 to 2016. Before OpenX, he had already served in a variety of senior roles at SAP, including product management, corporate strategy, and business development. Cumins is a dual French and U.S. citizen and is based in France. He holds Maîtrise de Droit (Law) and Maîtrise de Sciences de Gestion (Business) degrees from University Paris II Panthéon-Assas, Paris.

The terms of Mr. Cumins’ compensation as Chief Executive Officer have yet to be determined. The Company will file an amendment to this Form 8-K when such compensation has been determined.

There are no other arrangements or understandings between Mr. Cumins and any other persons pursuant to which Mr. Cumins will be appointed as the Company’s Chief Executive Officer or member of the Board. Mr. Cumins does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Mr. Cumins does not have any direct or indirect interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Appointment of Chief Accounting Officer

On March 15, 2024, Thomas F. Trimback was appointed the Company’s Chief Accounting Officer, taking over the role from Werner Andre, who will remain the Company’s Chief Financial Officer.

Thomas F. Trimback, age 41, has served as our Vice President, Global Controller since January 30, 2023, and is responsible for the Company’s global accounting, financial reporting, treasury, and internal controls functions. Prior to joining us, Mr. Trimback was the Assistant Corporate Controller at Endo International, a global specialty pharmaceutical company, from 2022 to 2023, and held various leadership roles in the Controllership and Financial Reporting departments at Comcast Corporation, a multinational telecommunications and media conglomerate, from 2017 to 2021. Prior to that, Mr. Trimback held several roles with PricewaterhouseCoopers from 2004 to 2017, including two years in the firm’s National Office, SEC Services organization. Mr. Trimback earned a Bachelor of Science degree in Accounting from Saint Joseph’s University. Mr. Trimback is a Certified Public Accountant in the state of Pennsylvania and is a member of the Corporate Finance Steering Committee of the Pennsylvania Institute of Certified Public Accountants.

There are no other arrangements or understandings between Mr. Trimback and any other persons pursuant to which Mr. Trimback will be appointed as the Company’s Chief Accounting Officer. Mr. Trimback does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Mr. Trimback does not have any direct or indirect interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On March 21, 2024, the Company issued a press release announcing the CEO transition plan described above. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

Effective July 1, 2024, the Board extended the BSY Stock Repurchase Program, authorizing the Company to repurchase from such date up to a further $200 million of BSY Class B common stock and convertible notes through June 30, 2026. The Company’s current authorization under the BSY Stock Repurchase Program expires on June 30, 2024.

The securities proposed to be acquired in the BSY Stock Repurchase Program may be repurchased from time to time in open market transactions, through privately negotiated transactions, or by other means in accordance with federal securities laws. The Company intends to fund repurchases from available working capital and cash provided by operating activities. The timing, as well as the number and value of securities repurchased under the program, will be determined by the Company at its discretion and will depend on a variety of factors, including management’s assessment of the intrinsic value of the Company’s shares, the market price of the Company’s Class B common stock and other securities, general market and economic conditions, available liquidity, compliance with the Company’s debt and other agreements, and applicable legal requirements. The exact number of shares and/or notes to be repurchased by the Company is not guaranteed, and the program may be suspended, modified, or discontinued at any time without prior notice.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated March 21, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bentley Systems, Incorporated

Date: March 21, 2024	By:	/s/ DAVID R. SHAMAN
	Name:	David R. Shaman
	Title:	Chief Legal Officer and Secretary